Exhibit 99.1

 WabtecInvestor Presentation  2023

 WABTEC  Forward-looking statements & non-GAAP financial information  This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995 including statements regarding the impact of acquisitions by Wabtec, statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements regarding synergies and other expected benefits from acquisitions; statements regarding Wabtec’s plans, objectives, expectations and intentions; statements regarding macro-economic conditions and evolving production and demand conditions; statements regarding carbon emission reduction and other sustainability targets and goals; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward looking statements include statements regarding: Wabtec’s plans, objectives and intention; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 2.0 initiative; Wabtec’s 5-year outlook (established in March 2022); Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.  This presentation mentions certain non-GAAP financial performance measures, including adjusted operating margin, adjusted EBITDA, net debt, return on invested capital [ROIC] and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. Wabtec defines net debt to mean total debt minus cash, restricted cash, and cash equivalents. Wabtec defines ROIC as net operating profit after tax as percentage of total invested capital. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted adjusted operating margin, leverage ratio or operating cash flow conversion, as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings.   2

 wabtec  Table of Contents  Company profile & key growth drivers  Why Wabtec?  Leading the decarbonization of rail  Wabtec’s business segments in more detail  Diverse portfolio with unique strategies to drive growth  Disciplined value creation  Global rail fundamentals are attractive  4  Page  9  19  22  28  43  57  Appendix  63  3

 We arewabtec  1  Company profile & key growth drivers   4

 Wabtec operates its business in two segments  50+  ~27K  countries  employees  Freight: 72%  Transit: 28%  34%  Services  $8.4B  ~60% Aftermarket  portfolio  2022 review  11%  Components  18%  Equipment  28%  Transit  9%  Digital Intelligence  Wabtec  Global leader in freight and transit rail technologies  5

 59%  38%  62%  44%  Attractive revenue profile   Attractive   end markets   Robust aftermarket portfolio   Broad scale in global markets  Strong mix of recurring revenues  Strong global industrial portfolio with track record of innovation and significant recurring revenue  Wabtec  Freight  Transit  All Other (Industrial and Mining)  28%  13%  OE  Aftermarket  Americas (45% in U.S.)  EMEA  APAC  58%  26%  16%  Non-Recurring  Recurring  56%  * 2022 FY results  6

 Primary growth drivers(1)  Wabtec  Rail cycle recovery  International expansion / share gains  Increase customer productivity, capacity and safety  Locomotive fleet renewal  Innovative digital technology  Lead decarbonization of rail  Integration 2.0  Strategic M&A  1  2  3  4  5  Equipment  Digital Intelligence  Services  Transit  Components  5-year GROWTH expectations  (1) Long-term guidance as of March 9, 2022  7

 Strong 12-month and multi-year backlog provides resiliency and visibility despite macro volatility  Significant recurring    revenue base    drives ~60% of    profits  WABTEC  Resilient portfolio through the cycle  Favorable end-markets  Robust backlog & recurring revenue  Demonstrated execution  Strong outlook underpinned by resilient ANd predictable earnings  ~70% Freight  ~30% Transit  FREIGHT  Accelerating investment in the fleet  Strong international order pipeline  Growing installed base  TRANSIT  Increased global investment in infrastructure   Mega trends favor increasing ridership  4Q19  4Q22  $22.4B  $22.4B  Expanded margins despite higher input costs, supply chain disruptions and loss of business in Russia  Aggressively managing costs and accelerating lean actions  Launched Integration 2.0  44%* recurring revenue  2020   2021  2022  15.1%  OP MARGIN  16.2%  15.9%  4Q20  4Q21  Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations  (1)  $22.2B  $21.6B  *based on 2022 sales  9.9%  12.1%  11.2%  GAAP  Adjusted  2020   2021  2022  *based on 2022 sales  8

 We arewabtec  2  Why Wabtec?  9

 Wabtec is well-positioned to lead the industry and deliver shareholder value  Where we are  Where we are going  Where we have been  2019-2021  Lay the   foundation  2022-2023  Lead therecovery  2024+  Deliver the future  of sustainablerail  wabtec  10

 Accelerate innovation of scalable technologies Build high-margin, innovative and scalable products to increase customer productivity, automation, utilization, and capacity  Grow and refresh expansive global installed base   Increase share across asset lifecycle (Locos/Mining, Freight Cars & Transit)  Lead decarbonization of rail   Drive the industry in innovative, low-carbon technologies and transformative solutions   Expand high-margin recurring revenue streams   Increase revenues and expand margins while reducing exposure to economic cycles  Drive continuous operational improvement   Accelerate Lean; drive cost competitiveness; deploy capital efficiently; build a stronger, better Wabtec  Extending the lead as #1 rail technology company in the world  Value creation framework for delivering the future of rail  wabtec  Drivers of portfolio optimization and growth  2  3  4  1  5  11

 ENHANCE EXISTING PRODUCTS   ~6-7%  target annual organic investment in technology as % of sales   wabtec  INVENT, TEST AND SCALE FUTURE technologies   Accelerate innovation of scalable technologies   #1  12

 Opportunity for pantograph pull through on FLXdrive  High-margin friction products   transit  Pull-through content of up to $250K per new loco  Recurring software services   DigitalIntelligence  120+ service events over asset life  >1,000 Mod units in operation  Strong position with Class I customers  Freight services  Average $6K+ on freight car  Opportunity to pull through new deliveries, manufacturing & aftermarket sales  Freight Car Components   Customers projected to spend 1-1.5X the original price of loco on service alone  IB  Age   (years)  WAB%  2023-2026  NORTH AMERICA  31K  20  51%  APAC  20K  16  9%  CIS/EU  47K  22  3%  LATAM  3K  19  61%  SUB-SAHARAN AFRICA  4K  17  28%  DIGITAL  COMPONENTS  MODS  MAINTENANCE  wabtec  Grow and refresh expansive global installed base   LOCOMOTIVE market    #2  13

14

WABTEC

# #3 Lead the decarbonization of rail

## GROWING DEMAND

# 2x

Global demand for transport growing fast… **freight and passenger activity projected to grow more than double by 2050**

## TODAY

### CARBON REDUCTION

75% reduction in carbon emissions per ton-mile than trucking

### SAFER

22x fewer deaths and injuries per year than trucking

### MORE EFFICIENT

3-4x more fuel efficient than trucking

## ENVIRONMENTAL IMPACT

**~300M TONS**

**Enable Annual $CO_2$ Reduction Globally**

**Decarbonization drives strong customer returns**

| FLXdrive | |
|---|---|
| Price | 2-3x vs. T4 |
| ROI | Double-digit returns |

Sources: AAR sustainability Fact Sheet, Wabtec internal data

 Recurring Revenues  44%  56%  Recurring Revenues  wabtec  Expand high-margin recurring revenue streams   Driven by expansive installed base of locomotives and significant content on transit / freight cars  Includes service businesses, replacement parts, software licenses, digital services and consumables  ~60% of company PROFIT driven by recurring revenues   #4  * 2022 FY results  15

 Accelerate lean  Drive cost competitiveness  capital EFFICIENCY METRICS  Continual Focus on Fixed Asset Productivity  Improve ROIC (1)  Operating Cash Conversion in Line With Long-Term Targets (1)   wabtec  Drive continuous operational improvement  Deliver best-in-class manufacturing cost productivity and material cost deflation  >90% on-time delivery   Engineering productivity focus; yr/yr cost improvement  >20% flexible workforce capacity  Achieve over-the-cycle working capital cycle improvement  ~135 manufacturing sites… drive best cost footprint  >25% sites in best-cost countries  >30% of engineers in best-cost countries  “Should cost” analysis & competitive product benchmarking  #5  Total net sales/property, plant, and equipment, net  4.7  5.3  2020  2021  5.9  2022  3.7%  4.6%  2020  2021  5.2%  2022  89%  102%  2020  2021  93%  2022  16  (1) Represents a non-GAAP financial measure. See appendix for details and reconciliation

 Wabtec operating model… operational excellence  Of shared values and mindset of problem solving and continuous improvement  Customer + Shareholder value  Culture  Operating reviews monitoring pulse.... Site and division level  cadence  Strategy development  Core of common KPI  Wabtec management system  OPERATIONAL EXCELLENCE  Safety & Sustainability  Customer  Commitments  Quality & Reliability  Cost Optimization  GLOBAL OPS  17

 Wabtec  We’re committed to creating a more sustainable future  SUSTAINABILITY PRINCIPLES  Innovating with Purpose  We are committed to developing responsible and sustainable products that minimize the impact on the planet  SUSTAINABILITY PRINCIPLES  Driving Responsible Operations  We are committed to providing safe work environments and products that enable productive and efficient use of resources  SUSTAINABILITY PRINCIPLES  Empowering People and Communities  We are committed to driving a diverse and inclusive culture and investing in the communities where our teams live and work  18

 We arewabtec  3  Global rail fundamentals are attractive  19

 Source: Worldbank.org, SCI 2020 Worldwide Market for Railway Industries ; UNIFE World Market for Rail Supply, ITF (2021), ITF Transport Outlook 2021, OECD Publishing, Paris  KEY trends influencing growth   GLOBAL RAIL FORECAST  Mainline Psgr ‘21-30  ‘21-’30: 2.8% CAGR  ‘30-’50: 2.3% CAGR  Rail Freight ‘21-’30  ‘21-’30: 2.2% CAGR  ‘30-’50: 3.4% CAGR  Forecast  Consistent, positive outlook ahead for next 15+ years.  100 = 9,783 billion ton-km  100 = 2,874 billion passenger-km  Market for rail continues to expand  Increased focus on environmental sustainability and decarbonization  Improved rail infrastructure … enabling economic growth in developing regions. In NA, increased government funding and Class I CAPEX  Digitization and automation driving improvements in productivity and efficiency  Continued urbanization and globalization driving greater overall demand for freight and passenger transportation  wabtec  Rail Freight & Passenger Traffic expected to double by 2050 ... Led by Increased INFRASTRUCTURE INVESTMENT & focus on esg  Urban Passenger  ‘21-’30: 3.4% CAGR  ‘30-’50: 2.0% CAGR  20

21

WABTEC

# Railroads well-positioned to expand share vs. truck

## GLOBAL RAIL VS. ROAD OUTLOOK



Key Rail battleground
FLEXIBLE
2050
2030
2020
2015
-
5
10
15
20
25
30
35
40
45
Ton-mile (trillions)
Rail Freight
Road Freight

**Flexible share represents ~50M carloads, ~$400B revenue**

## CUSTOMER INITIATIVES TO GAIN SHARE

**Sustain existing share and focus on customer needs** to capture flexible freight commodities

Create a **diversified supply chain and railcar visibility** to help shippers handle variability in demand

**Collaborate with the government on key policies** focused on decarbonization and automation

Invest in **cleaner energy, and digitalization** to improve transport efficiency and **reduce shipper emissions**

Accelerate the **adoption of automation technologies to unlock latent capacity, efficiency and cost gains**

Graph sources: ITF (2021), *ITF Transport Outlook 2021*, OECD Publishing, Paris
Assumed Class I Rail operations to calculate these metrics

**PRODUCTIVITY, EFFICIENCY, & SUSTAINABILITY TO CAPTURE "FLEXIBLE SHARE"**

 We arewabtec  4  Leading the decarbonization of rail  22

 Customer science-based targets for CO2 reduction  TARGETS  technology BENEFIT FOR CUSTOMERS  Technology  CO2   BENEFIT  UPGRADE  OPERATIONAL  NEW ASSET  +  Trip Optimizer  Engine Advantage  +  +  Biodiesel 20%  Renewable Diesel  ++  ++  FLXdrive Consist  Hydrogen  +++  COST  BENEFIT  +++  +++  +  -  ++  -/+  CLASS 1 CUSTOMERS  2022 Achievement to Date  Remaining to Target  technology  23

24

DIGITAL INTELLIGENCE

# Technical solutions

## IMPACT

**UP TO ~30%**

Reduction in emissions and fuel utilization

- 22% efficiencies today … 18% EPA certified

## PRODUCTS

**INTEGRATED FUEL OPTIMIZATION**

Movement Planner system
Locotrol distributed power
Trip Optimizer Platform


UP TO
30%
TOTAL SAVINGS*

## CAPABILITY EVOLUTION

**3% → 4%**

FUEL SAVINGS ACROSS THE ENTERPRISE NETWORK

**MOVEMENT PLANNER**
DISPATCH SYSTEM
Optimizes the use of slack time to reduce overall fuel consumption

**4% → 6%**

FUEL SAVINGS ON DISTRIBUTED POWER TRAINS

**LOCOTROL**
DISTRIBUTED POWER SYSTEM
Optimizes the distribution of power to reduce total horsepower required

**15% → 22%**

FUEL SAVINGS PER LOCOMOTIVE

**TRIP OPTIMIZER**
ENERGY MANAGEMENT SYSTEM
Plans the most fuel efficient way to arrive on time

* Non-EPA certified reductions reflect current estimates

25

TECHNOLOGY

# FLXdrive development progress



## FLXDRIVE 2.0 VS 1.0

| | |
|---|---|
| Energy Density | +++ |
| Battery Life Cycle Cost | +++ |
| Fuel & $CO_2$ Reduction | +++ |

gm



**WABTEC + GM TECHNOLOGY DELIVERING BEST IN CLASS:**

Safety

Overall system performance

Reliability

Locomotive layout & maintainability

Ongoing product evolution

Life cycle cost & recycling

**STRATEGIC INVESTMENTS ACCELERATING FLX PORTFOLIO COMPETITIVENESS**

 Alternative propulsion – hydrogen  H2 for freight  Longer range option for low/zero emissions  Fuel generation cost  through public & private investment  Complementary to FLX technology… hybrid unit + hybrid consist  Technology options  H2 Fuel Cells  H2 ICE Dual Fuel  technology  Path to a zero-emission rail network  26

 Locomotive technology road map for sustainability  Diesel   electric  Battery  (HYBRID CONSIST)  hydrogen  digital  2016  2023  2026  2030+  Co2 reduction  MOVEMENT PLANNER   LOCOTROL  TRIP OPTIMIZER SUITE   Tier 4  FDL Advantage  EVO Advantage  BEL Demo  FLX drive 2.0  FLX drive 3.0  FLX H2 Demo  FLX H2 HHP/tender  Launch  7 MWh  ~ 8% fuel reduction  10+ MW  Switcher / Short line  Main line locomotive  Fuel cell; Battery; ICE  1,100 in service  ~ 5% fuel reduction  2.4 MWh  MODS  FLXswitch  FLXhybrid  ~8%  ~8%  Up to 40%  Up to 92%  technology  Flexible portfolio to support customer sustainability goals  BIOFUELS  B5/R30  B20/R80  Up to 30%  >60%  27

 We arewabtec  5  Diverse portfolio with unique strategies to drive growth  28

29

EQUIPMENT

# Equipment primary growth drivers


3000
Wabtec
FLXdrive

**1 INTERNATIONAL DIESEL ELECTRIC GROWTH**
Commodities and global trade
Leverage local partnerships

**2 NORTH AMERICA FLEET UPGRADE**
Intermodal growth
Aging fleet
Higher haulage and efficiency needs

**3 EXPAND FLXDRIVE WINS - CAPITALIZE ON GHG GOALS**
Product design fit for application, energy & power needs
Investor oversight to progress on decarbonization
Successful deployment of FLXdrive launch orders

**4 CAPTURE GROWTH IN NEW SEGMENTS**
Leverage FLX technology for shunting applications
Zero emissions opens door to Europe
Government & local funding

**5 SURFACE MINING TRUCK ELECTRIFICATION & FLEET RENEWAL… VOLUME UP**
Trolley assist & power agnostic propulsion
Sustained copper & iron ore production growth

 2011-2015  Locomotive international markets  NAM  Intl  International fleet renewal & upgrades with EVO technology  Expand battery electric mainline & switcher  Drive supply chain productivity through regional footprint  Strategy in action  Revenue profile  2016-2022  NAM  Intl  Growth drivers  AUSTRALIA  Mining growth  Decarbonization targets  BRAZIL  New multi-year driven by concessions  Agriculture growth  CIS  Gateway Asia  Europe  Fleet renewal & efficiency  INDIA  Economic growth  Dedicated freight corridors  Equipment  INTERNATIONAL FLEETS GROWING 5% CAGR SINCE 2016…  WELL-POSITIONED TO CAPITALIZE ON continued GROWTH  30

 Current active main-line locomotive fleet size  Increasing visibility into 2023 and beyond  Wabtec North America Locomotives   New & Modernizations deliveries  >500 units per year  <300 units per year  wabtec  2008  2017  2023 - 2025  ~16K  ~25 years  >600 locos  North America long-term locomotive fleet renewal  Expected life of locomotive  Expected industry average annual replacement rate  31

32

EQUIPMENT

# North America fleet renewal opportunity

## FLEET PROFILE

**20 YRS**
AVERAGE

**6K UNITS**
>20YRS

FLEET BY EMISSION


T4
T1
T3
T2

FLEET BY TRACTION


DC
AC

## CUSTOMER OUTCOMES

1 **PRODUCTIVITY**
AC traction
Reliability

2 **FUEL EFFICIENCY**
Engine improvements
Digital solutions

3 **SUSTAINABILITY**
Alternative fuel
New technology

**CONTINUE TO INVEST/GROW THE CORE DIESEL ELECTRIC**

## STRATEGY IN ACTION

Enable & support alternative fuels

Continue to invest in fuel improvement technologies

Hybrid battery upgrade for additional fuel & GHG reduction

Enabling locomotive automation with Modular control architecture

Navigate regulation & pursue subsidies

 Growth driven by fleet renewal & technology mix  2050  2030  2040  Efficiency w/ AC  Fuel economy  GHG SBTi targets  Low impact to operations  Operational flexibility  20% GHG   Technology readiness  Fleet productivity  Net zero commitments  Technology maturity  Infrastructure availability   Fleet renewal  Mainline & switcher  drivers  ALTERNATIVE TECH   (INCL. BATTERY + HYDROGEN)  DIESEL  Equipment  Transition to More efficient and sustainable fleet  1x  33

 Services primary growth drivers  GLOBAL REMANUFACTURING  20+ global remanufacturing locations for critical components including engines & traction motors   PERFORMANCE UPGRADES   Leveraging technology to deliver on fuel & emissions efficiency and reliability  MAINTENANCE TECHNOLOGIES  Asset management, material management, remote monitoring and technical advisory capabilities   MODERNIZATIONS   Fleet transformation (haulage, reliability, fuel, & emissions) through modernizations to help customers achieve operational outcomes   MAINTENANCE OF WAY   Diverse portfolio of maintenance equipment and material movers to support the rail industry   INTERNATIONAL EXPANSION   Accelerating portfolio footprint and product penetration specifically across APAC & CIS regions  Services  34

 Modernizations  Maximize asset value and fleet performance by transforming 20+ year old locomotives to extend life and step-change their performance.   Solutions jointly defined with each customer based on modular technology building blocks.  Enabling structural changes in railroad dispatch strategies.   50% more tractive effort  25% less fuel & emissions  40% more reliability   Customer OUTCOMES*  Developed and scaled Mods business  Turning underutilized assets into preferred fleet  Significant content pull-through  Customer partner of choice  Wabtec IMPACT  15,000+ available market | <10% penetration  Install Wabtec T4 engine on competitor’s switcher  Alternative fuels  Alternative energy: battery, hydrogen internal combustion engine, fuel cell  LOOKING AHEAD  Services  * Source: Internal Wabtec data and based on customer product configuration  35

 Components primary growth drivers  INTERNATIONAL EXPANSION USING ONE WABTEC NETWORK  Freight and loco opportunities in LATAM, APAC, India, and EMEA   Industrial expansion and global partnerships to support ESG   Scaling and developing new products for wind, grid solutions, carbon reduction, and energy storage    DRIVE INNOVATION INTO NEW PRODUCTS & SOLUTIONS  Sensing/digitalization to improve product performance  Health monitoring to reduce maintenance cycles  Apply advanced material technology to engine cooling   STRENGTHEN OUR CORE IN NORTH AMERICA  Package freight car product offerings with car builders  Leverage full Wabtec portfolio in aftermarket  Consolidate industrial go-to-market approach   CONTINUOUS OPERATIONAL IMPROVEMENT  Leverage best-cost country sources  Rationalize and simplify structure to drive profitability  Footprint consolidation to drive out duplication  Components  36

 Well-positioned to capitalize on increasing North American car build volume  North American Car Build Volume  2019  2020  2021  2022  58K  33K  30K  41K  54K HISTORICAL   10-YEAR AVERAGE   Increasing railcar build   +   Strong share position   +   Operating leverage  REVENUE GROWTH   AND  MARGIN ACCRETION  Components  2023F  40-45K  37

 Primary Growth Drivers  digital Intelligence  NEXT-GEN NETWORK SOLUTIONS  Precision Dispatch 2.0, migrate to Cloud  Pacing, Yard Planner system, &   Service Design  INTERNATIONAL MARKETS  Expand digital capabilities across Latin America, Europe, and Asia Pacific  EVOLVE LOCOTROL PLATFORM  Locotrol Expanded Architecture (LXA);  Road Remote Control Locomotive (RoadRCL) system; Autonomous Drone Trains  EXPAND TRIP OPTIMIZER SUITE  Zero-to-Zero & Smart Horse Power/Ton (SHPT); TO on non-Wabtec locos, FLXDrive, Alt fuels  EVOLUTION OF I-ETMS   PTC 2.0, precision reference, moving block; NAM upgrades & international expansion  KEY ADJACENCIES  Expand reach in digital mining; logistics, KinetiX, asset management & analytics   38

 Strong NORTH AMERICA product penetration  TO New Products  98%  Penetrated  16%  Penetrated  93%  Penetrated  LOCOTROL New Products  45%  Penetrated  73%  Penetrated  12%  Penetrated  New PRODUCT Penetration Opportunities   100%  Penetrated  PTC International & Additional Features (US)  2%  Penetrated  New Network  Products  digital Intelligence  Pillar apps are foundation for 2-3x industry growth  TO Platform on Wabtec Fleet  Locotrol Platform  Network Solutions  PTC USA  Fuel Efficiency  Energy Management   Terminal Dwell  Remote Control Locomotive   Labor Optimization  Drone Control, Remote Control Locomotive, Energy Management, PTC  Asset Utilization  Distributed Power  Key product areas  39

40

DIGITAL INTELLIGENCE

# New technology will unlock the next generation of PSR

| ☑ Technology Foundation | ☑ Enhanced Fuel Savings | Path To Crew Efficiencies | Full Optimization |
|---|---|---|---|
| PTC<br>Energy Management (EM)<br>Distributed Power<br>Optimized Dispatch | PTC + EM integration<br>Zero-to-Zero<br>SmartHPT<br>Pacing | Advanced Dispatch<br>Remote Control<br>Drone Train<br>Vital Standalone PTC<br>Yard Optimization<br>5G Communication | Full Situational Awareness<br>High Availability Systems<br>Prognostic Health Monitoring |

Collectively:

**25%** REDUCTION IN TRAIN DELAYS

**50%** POTENTIAL PRODUCTIVITY SAVINGS

**75%** REDUCTION IN ACCIDENTS DUE TO HUMAN ERRORS

**30%** FUEL EFFICIENCY IMPROVEMENT

41

TRANSIT

# Transit primary growth drivers

1 **GOVERNMENT FUNDING … FUELING TRANSIT TRANSPORT**
Investment in rail technologies to decarbonize transport and reduce congestion

2 **INNOVATION AND SCALABLE TECHNOLOGIES**
Enhancing train performance; maintenance optimization through digitization for transit operators

3 **SHIFT TO GREEN … SUSTAINABILITY AND ESG**
Suite of energy management, pollution/CO2 reduction, charging, and electrification solutions

4 **SERVICES**
Leveraging a significant install base and wide geographic footprint to help transit operators gain efficiencies, reliability, and productivity

 transit  Government funding, decarbonizing passenger transport   Tailwind to transit systems portfolio  Uniquely positioned to capture growth across vast portfolio   and geographical reach   U.S.   $109B over 5 years  for passenger   EUROPEAN UNION   $63B in 2021-2026  for rail  INDIA  $330B in 2021-2051  for passenger  GERMANY  $95B in 2020-2030  for rail  PASSENGER RAIL  (28 CO2/PKM)  ROAD  (102 CO2/PKM)  AIR  (244 CO2/PKM)  Grams of CO2  42

 We arewabtec  6  Disciplined value creation  43

 INVEST INTHE BUSINESS  Driving long-term profitable growth   DRIVERS  Deploy proven strategies / exploit growth drivers  Execute on increasing backlog  Mix headwinds driven by fleet renewal  Invest in innovative technologies that drive profitable growth  Best-in-class productivity & integration  INVEST IN THE FUTURE  Through M&A with strategic fit& accretive returns  RETURN VALUE TO   SHAREHOLDERS  Through disciplined capital allocation  M&A as core competency  Strategic markets… bolt-ons, adjacencies  Attractive assets / end markets that drive growth  Valuations that are accretive to earnings and ROIC  Capital allocation priorities  Increasing asset productivity  Improving ROIC  Robust cash generation and cash flow   wabtec  Path to the future… maximize shareholder value   44

 $9.0B in orders in 2022 … strong order intake across both Freight and Transit segments  7.8% increase in 12-month backlog  76% of 2023 midpoint revenue guidance covered in backlog… 2 points higher than 2022  2022 BACKLOG DYNAMICS  wabtec  Expanding long-term backlog while converting near-term orders   MULTI-YEAR BACKLOG PROVIDES STABILITY AND VISIBILITY  +5 pts of coverage   ’22 vs ‘21  $5.5  $6.3  2020  2021  2022  12-month backlog  Multi-year backlog  2020 - 2022 Backlog ($B)  +2 pts of coverage   ’23 vs ‘22  $6.8  45

 PRODUCT MIX  Digital Intelligence  Services  Components  Equipment  Transit  Margin Drivers  Sensitivity to   the cycle   Equipment  High  Digital Intelligence  Medium  Services  Low  Transit  Low  Components  High  Margin accretion  5-year GROWTH expectations(1)  wabtec  Mix dynamics changing as industry renews aging locomotive fleet  Equipment + digital to grow faster than average   across Wabtec portfolio  (1) Long-term guidance as of March 9, 2022  46

 Resiliency tested and validated … proven track record of delivering growth   Attractive end markets… building momentum, renewal of locomotive fleets, strong and growing backlog   Leading market position and innovative, customer-focused solutions across major rail and industrial segments  Exceptional quality and reliability delivering  leading market shares  Disciplined capital deployment generating strong returns  MSD core organic growth cagr  250-300 bps margin expansion  +  +  Disciplined capital deployment  =  Double-digit eps growth with strong OPERATING cash FLOW CONVERSION   (90%+)  5-year outlook(1)  wabtec  Attractive long-term financial profile   (1) Long-term guidance as of March 9, 2022  47

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# Future revenue growth target

**ANNUAL REVENUE GROWTH EXPECTATIONS:**

**MID-SINGLE DIGITS[1]**

**1.0%**

**ACCELERATED GROWTH**
- Share gains in portfolio
- International expansion
- Technology-driven growth
- Digital revenue growth 2-3X industry

×

**1.0-2.0%**

**LONG-TERM LOCO FLEET RENEWAL**
- Mods
- Tier 4
- Alternative fuels
- Battery electric

×

**+2.0-3.0%**

**UNDERLYING RAIL INDUSTRY GROWTH TRENDS**
- Freight carloads
- Railcar build
- Passenger ridership
- Economic strength (GDP)

(1) Long-term guidance as of March 9, 2022

 15-20%  80-85%  82% of Total Costs  15-20%   FIXED MANUFACTURING  80-85%  FIXED SG&A  25-30%  INCREMENTAL MARGIN  COST OF GOODS SOLD  SG&A  18% of Total Costs  Variable  Costs  Variable Costs  wabtec  Sales growth(1) expected to drive incremental margins of 25-30% based on Wabtec’s fixed-cost structure   15-20%  80-85%  Fixed Costs  Fixed Costs  (1) Long-term guidance as of March 9, 2022  49

 250 – 300 bps(1)  CAPITAL & TECHNOLOGY INVESTMENT  Strong IRR capital projects  Technology to expand margins  REVENUE GROWTH  MSD annual growth CAGR  Opportunistic pricing  International expansion  +150 TO 200 BPS  COST IMPROVEMENT  Continuous improvement, lean  Integration 2.0 savings of $75-$90M  Manufacturing fixed cost absorption  5-year adjusted margin improvement  +60 BPS  +40 BPS  wabtec  Growing sales and aggressive cost management expected to expand adjusted margins  (1) Long-term guidance as of March 9, 2022  50

 HIGH RETURNS ON CAPITAL DEPLOYMENT  LONG-TERM PROFITABLE GROWTH  Capital  Technology  Funding business model with capex of ~2% of revenue  Managing working capital investment below 20% of sales  Continue to invest in engineering & technology at ~6-7% of sales  Invest-in-the-future technology breakthroughs  Product innovation  Engineering as a competitive advantage  wabtec  Investing in the core business   DRIVING STRONG RETURNS ON CAPITAL AND TECHNOLOGY INVESTMENTS   51

 Bolt-ons/adjacencies focused on:  Highly engineered products  Rail & industrial services  Digital technologies & solutions  Secular growth profile/sustainable end-markets  Geographic reach  High aftermarket & recurring revenue streams  Complimentary customer base & technologies  Accretive earnings within 2 years  ROIC enhancing (ROIC > WACC)  Above-average synergies (% of revenue)  Similar capital intensity / working capital requirements to core business  Complements Wabtec’s strategic plan  Revenue growth and/or margin enhancement  Highly competitive market position  Product leadership  Technology & engineering leadership  Leading market shares  Operating cash conversion strength and/or opportunities  Focused on acquisitions that are a strategic fit and drive attractive returns  wabtec  Invest in the future through strategic M&A  Strategic markets  Compelling valuations  Attractive assets  52

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# Capital allocation priorities

| PRIORITIES | OBJECTIVES | ACTIONS |
|---|---|---|
| Maintain strong balance sheet to manage through economic cycles & world crises | Debt leverage [1] ratio of 2.0 to 2.5x.<br>Maintain investment-grade ratings | Current leverage ratio at 2.2x [1] |
| Appropriately invest in the business for revenue & profit growth | CAPEX ~2% of sales<br>Working capital ~20% of sales<br>Tech spend ~6-7% of sales | Execute 2023-2026 plan |
| Increase dividends | Target dividend payout ratio of 10-15% of adjusted net income<br>Grow dividends in-line with earnings over time | Increased Q1 '23 dividend to $0.17/share… $0.68 annually |
| Supplement organic growth with M&A | Optimize portfolio through bolt-ons and adjacencies, as well as divestitures | Execute accretive M&A… manage pipeline of opportunities |
| Return excess FCF after dividends and M&A through share repurchases | Offset incentive plan dilution and supplement EPS growth | Reauthorized $750M share repurchase program in Q1 '23 |

(1) Leverage is defined as net debt divided by trailing 12-month adjusted EBITDA. Net debt is defined as total debt minus cash, restricted cash and cash equivalents; represents a non-GAAP financial measure. See Appendix for additional details and reconciliation

 RETURN ON INVESTED CAPITAL  2020   2021  3.7%  4.6%  Revenue growth  Margin expansion  Cash efficiencies  Working capital improvement   Capital utilization  Accretive M&A  Return of cash to shareholders through dividends and share repurchases  DRIVERS  OBJECTIVE: INCREASE ROIC TO DOUBLE-DIGIT RETURNS  wabtec  Improving returns on invested capital  2022  5.2%  54

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WABTEC

# Continued disciplined capital deployment

## CAPITAL DEPLOYMENT PRIORITIES

**Maintain Strong Balance Sheet**
*Maintain investment-grade rating*

**Invest In Sustainable Growth**
*R&D and CapEx*

**Increase Dividends**
*$0.02 quarterly dividend increase in Q1 '23*

**Supplement Organic Growth with M&A**
*Portfolio optimization; accretive investments*

**Repurchase Shares**
*Return excess cash through repurchases*

## CAPITAL DEPLOYMENT PLAN (2023-2026)


Cash From Operations
M&A and Share Repurchases
CapEx
Dividends
Debt
GE TMA
Sources
Uses

**ACCRETIVE EARNINGS → STRONG CASH FLOW CONVERSION → REINVEST & RETURN**

wabtec  Key investment highlights  02  Innovative, sustainable technologies expanding Wabtec’s market size  03  Growth strategy driving strong cash flow and margin expansion  04  Strong long-term business fundamentals driving long-term value creation for shareholders   01  Portfolio positioned to drive long-term profitable growth  56

 We arewabtec  7  Wabtec’s business segments in detail  57

 Equipment  28%  REVENUE BY GEOGRAPHY  85%  15%  Recurring   Revenue  Non-Recurring  Recurring  Americas  EMEA  APAC  56%  44%  REVENUE BY END MARKET  81%  19%  Aftermarket Revenue  OE  Aftermarket  Locomotive  Mining, Marine, Drilling, Other  Diversified global base to drive growth  46%  26%  Key customers  $1.5B  2022 revenue  58

 Components  74%  8%  18%  REVENUE BY GEOGRAPHY  69%  31%  Recurring   Revenue  Non-Recurring  Recurring  Americas  EMEA  APAC  60%  40%  REVENUE BY END MARKET  57%  43%  Aftermarket Revenue  OE  Aftermarket  Freight / Other  Industrial  Diversified portfolio brings new growth   Nationalsteel car  Key customers  $0.9B  2022 revenue  59

 Services  79%  11%  4%  6%  REVENUE BY GEOGRAPHY  68%  32%  Recurring   Revenue  Recurring  Non-recurring  North America  EMEA  LATAM  APAC  74%  7%  REVENUE BY END MARKET  77%  23%  Aftermarket Revenue  OE  Aftermarket  Accelerating growth across the portfolio  Key customers  19%  Freight Maintenance  Modernizations   Maintenance of Way  $2.8B  2022 revenue  60

 Well-positioned for growth  Digital Intelligence  Key customers  REVENUE BY GEOGRAPHY  42%  42%  REVENUE BY END MARKET  Train Automation  Offboard, Back Office   Adjacencies  16%  76%  6%  14%  4%  North America  ANZ  Rest of World  LATAM  71%  29%  Recurring   Revenue  Non-Recurring  Recurring  $0.7B  2022 revenue  61

 Safety, efficiency & passenger comfort  Transit  Key customers  58%  REVENUE BY GEOGRAPHY  54%  46%  Recurring   Revenue  Non-Recurring  Recurring  Americas  EMEA  APAC  41%  33%  REVENUE BY END MARKET  47%  Aftermarket Revenue  Energy, Comfort & Access  Transit Services  22%  20%  OE  Aftermarket  53%  26%  Brakes & Safety  $2.4B  2022 revenue  62

 wabtec  Appendix   63

 wabtec  Cash conversion reconciliation  64

 wabtec  Operating margin reconciliation  65

 wabtec  Return on invested capital reconciliation  66  Set forth below is the calculation of the non-GAAP performance measures included in this press release.  We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.                          2020  2021  2022        Income from operations   $ 745    $ 876    $ 1,011   Annual effective tax rate  26.0%  23.2%  25.0%  Net operating profit after tax   $ 551    $ 673    $ 758         Total debt   $ 4,239    $ 4,058    $ 4,002   Operating lease liability  295  318  334  Wabtec equity  10,123  10,201  10,102  Noncontrolling interest  30  38  45  Allowance for doubtful accounts  37  32  28  Net pension liabilities  87  48  33  Total Invested Capital   $ 14,811    $ 14,695    $ 14,544         Return on Invested Capital  3.7%  4.6%  5.2%

 wabtec  Leverage  67  Set forth below is the calculation of the non-GAAP performance measures included in this press release.  We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.  Wabtec Corporation   2022 Leverage Reconciliation  ($ in millions)  Total Debt     $4,002   Net Debt  ÷  Adjusted EBITDA  =  Net Leverage  Less: Cash, cash equivalents and restricted cash  $541   $3,461      $1,562      2.2x  Net Debt     $3,461   Income from Operations     $1,011   Other Income (expense)  $29   Depreication & Amortization  $473   EBITDA  $1,513   Restructuring Costs  $49   Adjusted EBITDA     $1,562